UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2008

BOVERAN DIAGNOSTICS, INC. (Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)

0001333675 (Commission File Number)	20-2725030 (IRS Employer Identification No.)

35 Meadow Street, Suite 308 Brooklyn, New York (Address of Principal Executive Offices)	11206 (Zip Code)

(954) 495-9334 (Registrant’s Telephone Number, Including Area Code)

Z Yachts, Inc. 638 Main St, Lake Geneva, WI 53147 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Section 8 – Other Events

Item 8.01.  Other Events.

On September 10, 2008, Boveran Diagnostics, Inc. issued a press release announcing the planned acquisition of Sophora Diagnostic Lab, Inc., a New York based cancer pathology laboratory. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Press Release dated September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Date: September 15, 2008	BOVERAN DIAGNOSTICS, INC. By: /s/ Anthony K. Welch___________ (Signature) Name: Anthony K. Welch Title: Chief Executive Officer And Principal Accounting Officer